                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                   ULTIMATE ELECTRONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                           ULTIMATE ELECTRONICS, INC.
                             321A WEST 84TH AVENUE
                            THORNTON, COLORADO 80221

                               September 9, 1999

Dear Stockholder,

    You are cordially invited to attend a special meeting of stockholders of Ultimate Electronics, Inc. (the "Company") to be held at 10:00 a.m. on September 29, 1999 at the Company's Thornton store, 321 West 84th Avenue, Suite A, Thornton, Colorado 80221.

    At the special meeting, the Company will ask the stockholders to approve and adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company.

    Whether you plan to attend the special meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the special meeting.

                                          Sincerely,
                                          William J. Pearse
                                          CHAIRMAN OF THE BOARD

YOUR VOTE IS IMPORTANT.

PLEASE REMEMBER TO RETURN YOUR PROXY PROMPTLY.

                           ULTIMATE ELECTRONICS, INC.
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 29, 1999

To the Stockholders of Ultimate Electronics, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Ultimate Electronics, Inc., a Delaware corporation (the "Company"), will be held on September 29, 1999 at the Company's Thornton store, 321 West 84th Avenue, Suite A, Thornton, Colorado 80221 at 10:00 a.m. for the following purposes:

1. To amend the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares from 20,000,000 to 25,000,000, of which the number of shares of common stock, each with a par value of $.01, shall be increased from 10,000,000 to 15,000,000 and the number of shares of preferred stock, each with a par value of $.01, shall remain at 10,000,000.

2. To transact such other business as may be properly brought before the special meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on September 3, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and at any adjournments thereof. A list of such stockholders will be available for inspection at the place of the special meeting, during ordinary business hours for the ten-day period prior to the special meeting. All stockholders are cordially invited to attend the special meeting.

HOWEVER, TO ENSURE YOUR REPRESENTATION, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

BY ORDER OF THE BOARD OF DIRECTORS

Alan E. Kessock, Secretary

Thornton, Colorado
September 29, 1999

                           ULTIMATE ELECTRONICS, INC.
                             321A WEST 84TH AVENUE
                            THORNTON, COLORADO 80221

                                PROXY STATEMENT

GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Ultimate Electronics, Inc. (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the special meeting of stockholders to be held at the Company's Thornton store, 321 West 84th Avenue, Suite A, Thornton, Colorado 80221 on September 29, 1999 at 10:00 a.m., and any adjournments thereof (the "Meeting").

    Where the stockholder specifies a choice on the proxy as to how his or her shares are to be voted, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the amendment of the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company from 20,000,000 to 25,000,000, of which the number of shares of common stock, each with a par value of $.01, ("Common Stock") shall be increased from 10,000,000 to 15,000,000, and the number of shares of preferred stock, each with a par value of $.01, ("Preferred Stock") shall remain at 10,000,000. A proxy may be revoked by written instrument delivered to the Company at any time before the proxy is voted. Any stockholder who has executed a proxy but is present at the meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the meeting and not revoked at or prior to the meeting, will be voted at the meeting.

    The presence, in person or by proxy, of the holders of not less than one-third of the outstanding shares of the Company's Common Stock, is necessary to constitute a quorum at the meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present. The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting will be required to approve the amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of the Company from 20,000,000 to 25,000,000, of which the number of shares of Common Stock shall be increased from 10,000,000 to 15,000,000 and the number of shares of Preferred Stock shall remain at 10,000,000. With respect to the tabulation of proxies for purposes of the proposal to amend the Company's Amended and Restated Certificate of Incorporation, abstentions and broker non-votes are treated as votes against the proposal.

    The close of business on September 3, 1999 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the meeting. As of that date, the Company had 8,237,394 shares of Common Stock outstanding and entitled to vote and no shares of Preferred Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders. This Proxy Statement and the accompanying proxy are being mailed on or about September 9, 1999 to all stockholders entitled to notice of and to vote at the meeting.

    The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth information regarding beneficial ownership of the Company's Common Stock and stock options exercisable within sixty days of August 1, 1999 held by (i) each person or group of persons known by the Company to own beneficially five percent (5%) or more of the outstanding shares of

Common Stock, (ii) each director and nominee for director of the Company, (iii) the chief executive officer and each of the next four highest paid executive officers and (iv) all executive officers and directors of the Company as a group. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to the Company. Unless otherwise indicated, the stockholders listed below have sole voting and investment power with respect to the shares reported as owned.

NAME AND ADDRESS OF                                                     AMOUNT AND NATURE OF  PERCENT OF
BENEFICIAL OWNER (1)                                                    BENEFICIAL OWNERSHIP     CLASS
----------------------------------------------------------------------  --------------------  -----------
William J. Pearse(2)..................................................         1,097,300           13.33%
Barbara A. Pearse(3)..................................................         1,070,000           13.00%
Various family trusts of William and Barbara Pearse(4)................           960,000           11.66%
J. Edward McEntire(5).................................................           119,600            1.45%
David J. Workman(6)...................................................           137,200            1.67%
Alan E. Kessock(7)....................................................            85,781            1.04%
Neal A. Bobrick(8)....................................................            70,466               *
Robert Beale(9).......................................................            20,000               *
Randall F. Bellows(10)................................................            25,000               *

All directors and officers as a group (7 persons).....................         1,555,347           18.89%

STOCKHOLDERS
Dimensional Fund Advisors, Inc.(11)...................................           487,100            5.92%

------------------------

*   less than 1%.

(1) The address of each such persons, unless otherwise noted, is c/o Ultimate Electronics, Inc., 321 West 84th Avenue, Suite A, Thornton, Colorado 80221.

(2) Includes 27,300 shares obtainable upon exercise of options and excludes 1,070,000 shares of Common Stock owned by Mr. Pearse's wife, Barbara A. Pearse, as to which shares he may be deemed a beneficial owner.

(3) Excludes 1,070,000 shares of Common Stock and 27,300 Shares obtainable upon exercise of options owned by Ms. Pearse's husband, William J. Pearse, as to which shares she may be deemed a beneficial owner.

(4) Mr. Thomas Hoffman, SKB Business Services, 6530 South Yosemite, Englewood, Colorado 80111, is the trustee of the various family trusts with sole voting and dispositive power over the shares held in the trusts.

(5) Includes 102,500 shares obtainable upon exercise of options.

(6) Includes 134,746 shares obtainable upon exercise of options and 2,454 shares held under the Company's 401(k) Plan.

(7) Includes 53,053 shares obtainable upon exercise of options and 9,728 shares held under the Company's 401(k) Plan.

(8) Includes 58,776 shares obtainable upon exercise of options and 2,690 shares held under the Company's 401(k) Plan.

(9) Includes 18,000 shares obtainable upon exercise of options.

(10) Includes 14,000 shares obtainable upon exercise of options.

(11) According to Form 13G dated February 11, 1999, Dimensional Fund Advisors, an investment advisor, organized under the laws of the state of Delaware, located at 1299 Ocean Avenue, Santa Monica, California 90401, holds 487,100 shares of Company Common Stock.

               AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF
           INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES

    The Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") authorizes the issuance of 20,000,000 shares, of which 10,000,000 shares are shares of common stock, each with a par value of $.01, and 10,000,000 shares are shares of preferred stock, each with a par value of $.01. As of August 24, 1999, the Board of Directors of the Company approved an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company from 20,000,000 to 25,000,000, of which the number of shares of common stock, each with a par value of $.01 ("Common Stock"), shall be increased from 10,000,000 to 15,000,000 and the number of shares of preferred stock, each with a par value of $.01 ("Preferred Stock"), shall remain at 10,000,000 and the submission of the proposed amendment to the stockholders at the meeting called for that purpose.

PURPOSE AND EFFECT OF THE AMENDMENT

    The general purpose and effect of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation will be to authorize 5,000,000 additional shares of the Company, of which the number of shares of Common Stock shall be increased to 15,000,000 and the number of shares of Preferred Stock shall remain unchanged. The Board of Directors believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, grants of stock options, payment of stock dividends, stock splits or other recapitalizations. In particular, the Board of Directors is contemplating raising additional capital for general corporate purposes and future expansion which could involve issuance of additional shares of Common Stock in the near future. At this time the Company does not have a sufficient number of shares of Common Stock authorized in its Certificate of Incorporation to permit the Company to implement additional financing using Common Stock. To permit future financing with Common Stock, as well as providing additional shares for acquisitions, grants of stock options, payment of stock dividends, stock splits or other recapitalizations, the Board has approved this proposal and is recommending it unanimously to the stockholders. If the proposal is approved at the meeting the Board will consider, when deciding whether to issue additional shares of Common Stock, the price obtainable, dilution to existing shareholders, potentially increased liquidity of the Company's Common Stock, the extent of the need for additional financing to fund the Company's growth, and the terms and availability and alternative sources of financing, among other factors.

    The Company currently has 20,000,000 authorized shares, of which 10,000,000 are shares of Common Stock and 10,000,000 of which are shares of Preferred Stock. As of August 1, 1999, the Company had 8,232,645 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding, and of the remaining 1,767,355 authorized but unissued shares of Common Stock, the Company has reserved approximately 884,668 shares in connection with the possible exercise of outstanding options, and 119,850 shares available for grants under the Company's option plans.

    Except in connection with the reserved shares described above, the Company currently has no arrangements or understandings for the issuance of additional shares of the Company, although opportunities for equity financings and acquisitions could arise at any time. If the Board of Directors deems it to be in the best interest of the Company and the stockholders to issue additional shares of the Company in the future, the Board of Directors generally will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulations.

    The increase in the authorized number of shares of the Company could have an anti-takeover effect. If the Company's Board of Directors desired to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

    THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY FROM 20,000,000 TO 25,000,000, OF WHICH THE NUMBER OF SHARES OF COMMON STOCK SHALL BE INCREASED FROM 10,000,000 TO 15,000,000 AND THE NUMBER OF SHARES OF PREFERRED STOCK SHALL REMAIN AT 10,000,000.

                                 OTHER MATTERS

    The Board of Directors knows of no other business which will be presented to the meeting. If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

    To be considered for inclusion in the Company's proxy materials relating to the 2000 Annual Meeting of Stockholders, stockholder proposals must be received, marked for the attention of: Secretary, Ultimate Electronics, Inc., 321A West 84th Avenue, Thornton, Colorado 80221, no later than February 16, 2000.

            WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING,
              YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE
                  ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

Alan E. Kessock, Secretary

Thornton, Colorado
September 9, 1999

ULTIMATE ELECTRONICS, INC.
321A West 84th Avenue
Thornton, Colorado 80221
                        THIS PROXY IS BEING SOLICITED BY
                ULTIMATE ELECTRONICS, INC.'S BOARD OF DIRECTORS

    The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated September 9, 1999 in connection with the special meeting to be held at 10:00 a.m. on September 29, 1999 at the Company's Thornton store, 321 West 84th Avenue, Suite A, Thornton, Colorado 80221 and hereby appoints William J. Pearse, J. Edward McEntire, David
J. Workman and Alan E. Kessock, or any of them, with full power of substitution, to vote all shares of the Common Stock of Ultimate Electronics, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 1999 special meeting of stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.

    This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the amendment of the Amended and Restated Certificate of Incorporation to increase the authorized number of shares. With respect to the tabulation of proxies for purposes of the proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares, abstentions and broker non-votes are treated as votes against the proposal.

    In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

    SEE REVERSE SIDE FOR THE PROPOSAL. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

            [SEE REVERSE CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

The Board of Directors recommends a vote FOR the amendment.

1. Amendment of Restated Certificate of Incorporation to increase the number of authorized shares.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  / /

    Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                                              Signature: _______________________
                                              Date _____________________________
                                              Signature: _______________________
                                              Date _____________________________

                                              Change of Address: